UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2018

Conifer Holdings, Inc.
(Exact name of registrant as specified in its charter)

001-37536	27-1298795
(Commission File Number)	(IRS Employer Identification No.)

550 West Merrill Street, Suite 200, Birmingham, MI 48009
(Address of principal executive offices and zip code)

(248) 559-0840
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed, on September 19, 2018, Conifer Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Boenning & Scattergood, Inc., as representative of the several underwriters listed in Schedule I thereto (the “Underwriters”), in connection with the Company’s issuance, offer and sale of $22,000,000 aggregate principal amount 6.75% senior notes due 2023 (the “Notes”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $3,300,000 aggregate principal amount of Notes (“Additional Notes”).

Also as previously disclosed, on September 24, 2018, the Company and Wilmington Trust, National Association (the “Trustee”) entered into an Indenture (the “Base Indenture”) and a First Supplemental Indenture (the “First Supplemental Indenture”, and with the Base Indenture, the “Indenture”) relating to the Company’s issuance of the Notes.

On October 12, 2018, the Company and the Trustee entered into an Amendment to the First Supplemental Indenture (the “Amendment”), to allow the Company to issue the Additional Notes. The Amendment increases the initial limitation on the aggregate principal amount of Notes deliverable under the First Supplemental Indenture from $22,000,000 to $25,300,000.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Amendment, copies of which are attached as Exhibits 1.1, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

1.1
Underwriting Agreement dated September 19, 2018 by and between the Company and Boenning & Scattergood, Inc., as representative of the underwriters (incorporated by reference to the Company’s Current Report on Form 8-K, filed on September 24, 2018)

4.1
Indenture dated September 24, 2018, by and between the Company and Wilmington Trust, National Association, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, filed on September 24, 2018)

4.2
First Supplemental Indenture dated September 24, 2018, by and between the Company and Wilmington Trust, National Association, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, filed on September 24, 2018)

4.3	Amendment to First Supplemental Indenture dated October 12, 2018, by and between the Company and Wilmington Trust, National Association, as trustee

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings, Inc.

Dated: October 12, 2018

	By:	/s/ Brian J. Roney
Brian J. Roney
President